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                                                                      EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of HF Bancorp, Inc. on Form S-8 (333-40463) of our report dated August 25, 1998, appearing in the Annual Report on Form 10-K of HF Bancorp, Inc. for the year ended June 30, 1998.





/s/ Deloitte & Touche, LLP
Los Angeles, California
September 11, 1998